UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 21, 2006

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K contains information that is being posted on IBM’s Investor Relations web site (www.ibm.com/investor/).  All of the information in Attachment I is hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 21, 2006

By:	/s/Timothy S. Shaughnessy

(Timothy S. Shaughnessy)
Vice President and Controller

ATTACHMENT I

IBM ANNOUNCES CHANGES TO MANAGEMENT SYSTEM

IBM has made changes to its management system effective as of the first quarter of 2006. In accordance with SFAS No. 131, these changes will impact the company’s reportable segments and will result in the reclassification of certain revenue and cost within its Consolidated Statement of Earnings. The changes do not impact IBM’s total revenue, cost, expense, net income, earnings per share, Consolidated Statement of Financial Position or Consolidated Statement of Cash Flows.

In this document, IBM is providing historical information to assist investors in understanding the new structure. Specifically, IBM is providing unaudited reclassified information on the impacted line items of the quarterly Consolidated Statement of Earnings for 2005 and for the full year 2005, 2004 and 2003. In addition, the company is providing segment information for those same time periods. Subsequent to our earnings announcement and the filing of Form 10-Q for the first quarter of 2006, the company intends to file a Form 8-K reclassifying its financial statements and related footnotes to reflect these management system changes.

The changes to previously reported information are primarily driven by two events:

•      The transfer of products and services from the Enterprise Investments Segment to other reportable segments. These changes impact reportable segments and the revenue and cost classifications within the Consolidated Statement of Earnings.

•      Changes in the management system within Global Services. These changes impact the reportable segments, but not the Consolidated Statement of Earnings.

Enterprise Investments

The company reorganized the management of the products and services currently reported in the Enterprise Investment Segment, resulting in the dissolution of the Enterprise Investment Segment. The primary change is the transfer of the Product Lifecycle Management business to Software. In addition, certain investments and products previously managed as Enterprise Investments will now be included in the Software, Systems and Technology, and Global Services Segments. (See exhibits 2 and 3 for revised segments.)  These changes will also be reflected in the Consolidated Statement of Earnings. (See exhibit 1 for the reclassified Consolidated Revenue and Cost.)

Global Services

The company has made changes in the management system of its Global Services business. These changes include the separation of the Global Services segment into two new reportable segments:  Global Technology Services and Global Business Services. Accordingly, beginning with the first quarter of 2006, the company will report its financial results separately for these segments. (See exhibits 2 and 3 for revised segments.)  We will continue to reflect our services business in one category within the Consolidated Statement of Earnings.

The two new services segments consist of the following:

Global Technology Services Segment primarily reflects infrastructure services, delivering value through our global scale, standardization, and automation. It includes outsourcing, both Strategic Outsourcing and Business Transformation Outsourcing,  Integrated Technology Services and Maintenance.

Global Business Services Segment primarily reflects professional services, delivering business value and innovation to clients through solutions which leverage industry and business process expertise. It will include consulting, systems integration, and application management services.

The table below (table 1) reflects the new management system. In addition to the creation of two new reportable segments, there are two primary differences to previously reported information.

First, we have aligned the Business Transformation Outsourcing (BTO) business within the Global Technology Services Segment. This brings our outsourcing businesses together, and drives synergies within our offerings and delivery capabilities. US Federal BTO remains with the US Federal business within Global Business Services, to continue to leverage the synergy in our Federal offerings and delivery capabilities.

Second, the Application Management Services (AMS) business has been consolidated under our Global Business Services Segment. As a result, the AMS for custom and legacy applications previously reported in Strategic Outsourcing revenue will now be included in Global Business Services.

(See exhibit 4 for reclassified revenue information.)

Table 1

New Management System – Global Services

Global Technology Services
Strategic Outsourcing

Business Transformation Outsourcing

Integrated Technology Services

Maintenance

Global Business Services
Consulting, Systems Integration, and Application Management Services

See the following exhibits for the reclassified information resulting from the management system changes:

Exhibit 1:	Consolidated Revenue and Cost
Exhibit 2:	Management System Segment View
Exhibit 3:	Management System Segment View without Incremental 2Q 2005 Restructuring Charge
Exhibit 4:	Global Services Segments External Revenue

Exhibit 1

Reclassified Consolidated Revenue and Cost*

2005, 2004 and 2003

(Unaudited)

	Reclassified	Change	Reclassified	Change	Reclassified	Change
	Full Year	From	Full Year	From	Full Year	From
(Dollars in millions)	2005	Reported	2004	Reported	2003	Reported
Revenue:
Global Services	$47,407	$50	$46,283	$70	$42,714	$79
Hardware	24,343	29	31,193	39	28,315	76
Software	16,830	1,077	16,141	1,047	15,201	890
Global Financing	2,407	—	2,608	—	2,826	—
Other	147	(1,156)	68	(1,156)	75	(1,045)
Total revenue	91,134	—	96,293	—	89,131	—

Cost:
Global Services	35,093	23	35,078	40	32,351	47
Hardware	15,803	32	22,008	32	20,503	50
Software	2,534	562	2,489	556	2,426	483
Global Financing	1,091	—	1,046	—	1,249	—
Other	81	(617)	103	(628)	55	(580)
Total cost	54,602	—	60,724	—	56,584	—

Gross profit	$36,532	—	$35,569	—	$32,547	—

* See IBM’s Form 10-K dated February 28, 2006, Form 8-K submitted on January 17, 2006 and the applicable Form 10-Qs for the respective periods, for previously reported amounts.

Reclassified Consolidated Revenue and Cost*

2005 By Quarter

(Unaudited)

	Reclassified 1Q	Change From	Reclassified 2Q	Change From	Reclassified 3Q	Change From	Reclassified 4Q	Change From
(Dollars in millions)	2005	Reported	2005	Reported	2005	Reported	2005	Reported
Revenue:
Global Services	$11,709	$13	$12,001	$16	$11,697	$10	$12,000	$11
Hardware	6,754	5	5,562	6	5,130	9	6,897	9
Software	3,814	263	4,056	235	4,059	240	4,901	339
Global Financing	580	—	622	—	600	—	605	—
Other	51	(281)	29	(257)	43	(259)	24	(359)
Total revenue	22,908	—	22,270	—	21,529	—	24,427	—

Cost:
Global Services	8,866	8	8,868	6	8,648	5	8,711	4
Hardware	4,898	7	3,676	6	3,228	9	4,001	10
Software	618	136	634	127	611	128	671	171
Global Financing	266	—	295	—	273	—	257	—
Other	6	(151)	22	(139)	31	(142)	22	(185)
Total cost	14,654	—	13,495	—	12,791	—	13,662	—

Gross profit	$8,254	—	$8,775	—	$8,738	—	$10,765	—

* See IBM’s Form 10-K dated February 28, 2006, Form 8-K submitted on January 17, 2006 and the applicable Form 10-Qs for the respective periods, for previously reported amounts.

Exhibit 2

Reclassified Management System Segment View*

2005, 2004 and 2003

(Unaudited)

	Global Services Segments
	Global	Global	Systems &			Personal
	Technology	Business	Technology		Global	Computing	Total
(Dollars in millions)	Services	Services	Group	Software	Financing	Division	Segments
FOR THE YEAR ENDED DECEMBER 31:
2005:

External revenue	$31,501	$15,906	$20,981	$16,830	$2,401	$2,876	$90,495
Internal revenue	2,102	1,339	1,118	1,979	1,506	33	8,077
Total revenue	$33,603	$17,245	$22,099	$18,809	$3,907	$2,909	$98,572
Pre-tax income	$2,619	$786	$1,883	$4,779	$1,583	$(165)	$11,485

Revenue Y-T-Y change	3.5%	-1.9%	4.9%	4.8%	0.3%	NM	-5.0%
Pre-tax income Y-T-Y change	-10.9%	-28.9%	-7.9%	19.1%	8.6%	NM	-0.6%
Pre-tax income margin	7.8%	4.6%	8.5%	25.4%	40.5%	NM	11.7%

2004:

External revenue	$30,082	$16,201	$19,973	$16,141	$2,607	$10,737	$95,741
Internal revenue	2,376	1,373	1,095	1,813	1,287	129	8,073
Total revenue	$32,458	$17,574	$21,068	$17,954	$3,894	$10,866	$103,814
Pre-tax income	$2,940	$1,105	$2,045	$4,014	$1,458	$(10)	$11,552

Revenue Y-T-Y change	11.3%	3.0%	8.6%	6.7%	-5.6%	14.4%	8.1%
Pre-tax income Y-T-Y change	8.0%	-2.0%	27.1%	26.3%	26.6%	97.1%	22.4%
Pre-tax income margin	9.1%	6.3%	9.7%	22.4%	37.4%	-0.1%	11.1%

2003:

External revenue	$26,932	$15,782	$18,505	$15,201	$2,827	$9,351	$88,598
Internal revenue	2,231	1,272	890	1,619	1,300	146	7,458
Total revenue	$29,163	$17,054	$19,395	$16,820	$4,127	$9,497	$96,056
Pre-tax income	$2,722	$1,127	$1,609	$3,177	$1,152	$(349)	$9,438

Pre-tax income margin	9.3%	6.6%	8.3%	18.9%	27.9%	-3.7%	9.8%

NM - Not Meaningful

* See IBM’s Form 10-K dated February 28, 2006, Form 8-K submitted on January 17, 2006 and the applicable Form 10-Qs for the respective periods, for previously reported amounts.  Internal revenue for the two Global Services segments reflects inter-segment activity between those segments.

Exhibit 2 (cont.)

Reclassified Management System Segment View

2005 By Quarter

(Unaudited)

	Global Services Segments
	Global	Global	Systems &			Personal
	Technology	Business	Technology		Global	Computing	Total
(Dollars in millions)	Services	Services	Group	Software	Financing	Division	Segments

QUARTER ENDED DECEMBER 31, 2005:

External revenue	$8,020	$3,980	$6,849	$4,901	$603	—	$24,353
Internal revenue	467	307	355	556	493	—	2,178
Total revenue	$8,487	$4,287	$7,204	$5,457	$1,096	—	$26,531
Pre-tax income	$1,104	$406	$1,209	$1,935	$491	—	$5,145

Revenue Y-T-Y change	-3.4%	-10.9%	6.9%	0.9%	2.6%	NM	-11.0%
Pre-tax income Y-T-Y change	27.3%	-1.5%	16.9%	20.1%	18.9%	NM	17.7%
Pre-tax income margin	13.0%	9.5%	16.8%	35.5%	44.8%	NM	19.4%

QUARTER ENDED SEPTEMBER 30, 2005:

External revenue	$7,787	$3,910	$4,988	$4,059	$599	—	$21,343
Internal revenue	526	335	268	486	289	—	1,904
Total revenue	$8,313	$4,245	$5,256	$4,545	$888	—	$23,247
Pre-tax income	$871	$288	$365	$1,130	$363	—	$3,017

Revenue Y-T-Y change	3.1%	1.1%	6.4%	6.1%	-5.8%	NM	-7.7%
Pre-tax income Y-T-Y change	11.8%	29.7%	-0.8%	30.3%	6.5%	NM	17.0%
Pre-tax income margin	10.5%	6.8%	6.9%	24.9%	40.9%	NM	13.0%

QUARTER ENDED JUNE 30, 2005:

External revenue	$7,872	$4,129	$4,855	$4,056	$620	$557	$22,089
Internal revenue	535	374	254	474	275	7	1,919
Total revenue	$8,407	$4,503	$5,109	$4,530	$895	$564	$24,008
Pre-tax income	$(16)	$(68)	$269	$909	$338	$(149)	$1,283

Revenue Y-T-Y change	6.2%	5.0%	3.7%	9.1%	-4.6%	NM	-3.7%
Pre-tax income Y-T-Y change	NM	NM	-50.2%	10.3%	-0.3%	NM	-51.0%
Pre-tax income margin	-0.2%	-1.5%	5.3%	20.1%	37.8%	-26.4%	5.3%

QUARTER ENDED MARCH 31, 2005:

External revenue	$7,822	$3,887	$4,289	$3,814	$579	$2,319	$22,710
Internal revenue	574	323	241	463	449	26	2,076
Total revenue	$8,396	$4,210	$4,530	$4,277	$1,028	$2,345	$24,786
Pre-tax income	$660	$160	$40	$805	$391	$(16)	$2,040

Revenue Y-T-Y change	9.2%	-1.6%	1.5%	4.1%	8.8%	-2.1%	3.8%
Pre-tax income Y-T-Y change	3.3%	-19.6%	-61.2%	13.1%	7.1%	57.9%	3.0%
Pre-tax income margin	7.9%	3.8%	0.9%	18.8%	38.0%	-0.7%	8.2%

NM-Not Meaningful

* See IBM’s Form 10-K dated February 28, 2006, Form 8-K submitted on January 17, 2006 and the applicable Form 10-Qs for the respective periods, for previously reported amounts.  Internal revenue for the two Global Services segments reflects inter-segment activity between those segments.

Exhibit 3

Reclassified Management System Segment View without Incremental 2Q 2005 Restructuring Charges*

2005 by Quarter

(Unaudited)

	Global Services Segments
	Global Technology	Global Business	Systems & Technology		Global	Personal	Total
(Dollars in millions)	Services	Services	Group	Software	Financing	Systems	Segments

FOR THE YEAR ENDED DECEMBER 31, 2005:
Pre-tax income	$2,619	$786	$1,883	$4,779	$1,583	$(165)	$11,485
Incremental charges	686	451	130	93	13	—	1,373
Pre-tax income w/o incremental charges	$3,305	$1,237	$2,013	$4,872	$1,596	$(165)	$12,858
Pre-tax income Y-T-Y change w/o incremental charges	12.4%	11.9%	-1.6%	21.4%	9.5%	NM	11.3%
Pre-tax income margin w/o incremental charges	9.8%	7.2%	9.1%	25.9%	40.8%	NM	13.0%

QUARTER ENDED DECEMBER 31, 2005:
Pre-tax income	$1,104	$406	$1,209	$1,935	$491	$—	$5,145
Incremental charges	(10)	(4)	—	(1)	—	—	(15)
Pre-tax income w/o incremental charges	$1,094	$402	$1,209	$1,934	$491	$—	$5,130
Pre-tax income Y-T-Y change w/o incremental charges	26.2%	-2.4%	16.9%	20.0%	18.9%	NM	17.3%
Pre-tax income margin w/o incremental charges	12.9%	9.4%	16.8%	35.4%	44.8%	NM	19.3%

QUARTER ENDED SEPTEMBER 30, 2005:
Pre-tax income	$871	$288	$365	$1,130	$363	$—	$3,017
Incremental charges	(13)	(4)	—	(2)	3	—	(16)
Pre-tax income w/o incremental charges	$858	$284	$365	$1,128	$366	$—	$3,001
Pre-tax income Y-T-Y change w/o incremental charges	10.1%	27.9%	-0.8%	30.1%	7.3%	NM	16.4%
Pre-tax income margin w/o incremental charges	10.3%	6.7%	6.9%	24.8%	41.2%	NM	12.9%

QUARTER ENDED JUNE 30, 2005:
Pre-tax income	$(16)	$(68)	$269	$909	$338	$(149)	$1,283
Incremental charges	709	459	130	96	10	—	1,404
Pre-tax Income w/o Incremental charges	$693	$391	$399	$1,005	$348	$(149)	$2,687
Pre-tax income Y-T-Y change w/o incremental charges	5.8%	43.8%	-26.1%	22.0%	2.7%	NM	2.6%
Pre-tax income margin w/o incremental charges	8.2%	8.7%	7.8%	22.2%	38.9%	-26.4%	11.2%

QUARTER ENDED MARCH 31, 2005:
Pre-tax income	$660	$160	$40	$805	$391	$(16)	$2,040
Incremental charges	—	—	—	—	—	—	—
Pre-tax income w/o incremental charges	$660	$160	$40	$805	$391	$(16)	$2,040
Pre-tax income Y-T-Y change w/o incremental charges	3.3%	-19.6%	-61.2%	13.1%	7.1%	57.9%	3.0%
Pre-tax income margin w/o incremental charges	7.9%	3.8%	0.9%	18.8%	38.0%	-0.7%	8.2%

NM - Not Meaningful

*      Incremental restructuring charges are in addition to the company’s normal rebalancing activity. See IBM’s Form 10-K dated February 28, 2006, Form 8-Ks dated January 17, 2006 and the applicable Form 10-Qs for the respective periods, for previously reported amounts and management’s rationale for presenting results without incremental restructuring charges.

Exhibit 4

Reclassified Global Services Segment External Revenue*

2005 and 2004

(Unaudited)

	Full Year	Full Year
(Dollars in millions)	2005	2004

Global Technology Services Revenue:	$31,501	$30,082
Strategic Outsourcing	16,522	15,957
Integrated Technology Services	7,538	7,441
Business Transformation Outsourcing	1,573	988
Maintenance	5,868	5,696

Global Business Services Revenue	$15,906	$16,201

* See IBM’s Form 10-K dated February 28,2006 and the applicable Form 10-Q for the respective periods, for previously reported amounts.

Reclassified Global Services Segment External Revenue*

2005 and 2004 By Quarter

(Unaudited)

	2005				2004
(Dollars in millions)	1Q05	2Q05	3Q05	4Q05	1Q04	2Q04	3Q04	4Q04

Global Technology Services Revenue:	$7,822	$7,872	$7,787	$8,020	$7,087	$7,352	$7,465	$8,178
Strategic Outsourcing	4,239	4,105	4,049	4,129	3,793	3,890	3,982	4,292
Integrated Technology Services	1,801	1,899	1,854	1,984	1,699	1,811	1,832	2,099
Business Transformation Outsourcing	333	390	418	432	172	248	246	322
Maintenance	1,449	1,478	1,466	1,475	1,423	1,403	1,405	1,465

Global Business Services Revenue	$3,887	$4,129	$3,910	$3,980	$3,954	$3,939	$3,863	$4,445

* See IBM’s Form 10-K dated February 28, 2006, and the applicable Form 10-Q for the respective periods, for previously reported amounts.